Exhibit 10.10


                               SECURITY AGREEMENT



    AGREEMENT made as of the 31st day of March, 1992 by and between

BRUNSWICK  TECHNOLOGIES,  INC., a Maine  corporation  with offices at Brunswick,

Maine   (hereinafter   "Debtor")  and  VETROTEX   CERTAINTEED   CORPORATION,   a

Pennsylvania corporation with offices at Valley Forge, Pennsylvania (hereinafter

"Secured Party").

Section I. Security Interest.

    A. The Debtor hereby grants to the Secured Party a security interest in the Collateral described in Section II.

    B. The security interest hereby granted is to secure the performance of the obligations of the Debtor to the Secured Party arising under a Promissory Note of substantially even date herewith in the principal amount of Three Hundred Thousand Dollars U.S. ($300,000) (the "Note").

Section II. Collateral.

    The collateral consists of a binderless mat production system using a Malirno Model #14016 as more particularly described on Exhibit A hereto.

Section III. Representations and Warranties.

    A. Debtor's Obligations Relating to Collateral:

         (i) Care and Preservation of Collateral: Debtor shall take such measures as it deems appropriate to properly care for and preserve the collateral against all hazards. Debtor will not waste, destroy, or voluntarily damage the collateral, nor shall Debtor use the collateral in violation of any law. The Secured Party may pay for the care and preservation of the collateral. The Debtor shall reimburse the Secured Party, on demand, for any payment made by the Secured Party, to care for or preserve the collateral, and all such payments and expenses shall be secured by this Agreement.

         (ii) Inspection of Collateral: Debtor shall allow Secured Party to inspect the collateral upon reasonable written request from the Secured Party.

         (iii) Taxes and Levies Imposed on Collateral: The Debtor shall pay and discharge when due all taxes and levies imposed on the collateral. If the Debtor fails to make adequate discharge of any lien or levy, the Secured Party may discharge such encumbrance and Debtor shall reimburse the Secured Party, on demand, for any payment made to discharge such encumbrance. Debtor shall notify the Secured Party of any seizure of, levy upon, loss of possession of, or destruction to the collateral. All payments made and expenses incurred by the Secured Party shall be secured by this Agreement.

         (iv) Location of Collateral: During the term of this Agreement, the collateral will be located at Debtor's place of business in Brunswick, Maine, and Debtor shall not move or remove the collateral without the prior written consent of the Secured Party.

    B. Compliance with Note: Debtor shall pay when due all money obligations, and perform all covenants and obligations pursuant to the terms of the aforementioned Note.

Section  IV.  Debtor's  Rights.

    So long as Debtor is not in default of this Security Agreement the Debtor shall have the right to possession of the collateral, and the right to use the collateral in any lawful manner not inconsistent with this Agreement.

Section V. Secured Party's  Obligations.

    Secured Party will abide by its obligations under this Security Agreement.

Section VI. Secured Party's Rights.

    A. In addition to the rights granted under the aforesaid Note and this Agreement, the Secured Party shall have all rights and remedies granted to a secured party under the Maine Uniform Commercial Code.

    B. Secured Party may waive any of Secured Party's rights hereunder without such waiver prohibiting later exercise of the same or similar rights.

    C. Secured Party's rights and privileges shall inure to the Secured Party's successors and assigns.

Section VII. Default.

    A. Events of Default. Debtor shall be in default under this Agreement upon the happening of any of the following events:

      (i) Default in the payment or performance of any obligation, covenant or liability contained or referred to herein, or in the aforesaid Note, provided the same continues for a period of at least thirty
              (30) days after written notice of the same is given to Debtor;



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      (ii)    The  dissolution,  insolvency,  or business failure of the Debtor,
              appointment   of  a  receiver,   assignment  for  the  benefit  of
              creditors, the commencement of a voluntary proceeding under bankruptcy or the commencement of an involuntary proceeding in bankruptcy if not dismissed within sixty (60) days;

      (iii)   Any other termination of Debtor's existence; or

      (iv) Merger, consolidation, reorganization of the Debtor's business, or a change in voting control of the Debtor.

      B.      Secured Party's Remedies.

      (i) Upon default, the Secured Party may declare all obligations secured hereby immediately due and payable. Secured Party may proceed to enforce Debtor's payment of the obligations, and may exercise all rights under this Agreement, and under the Maine Uniform Commercial Code.

      (ii) Secured Party shall give Debtor reasonable notice of the time and place of any public sale of the collateral or of the time after which any private sale or other intended disposition is to be made. Debtor is entitled to any surplus remaining from the sale of the collateral after all obligations have been satisfied. If the sale of the collateral does not generate sufficient value to pay for all obligations, Debtor shall be liable to the Secured Party for all remaining obligations.

      (iii) Notices. All notices required hereunder shall be addressed as follows or otherwise as the Debtor and Secured Party may designate in writing to each other.


      Debtor:            Brunswick Technologies, Inc.
                         One Maine Street
                         P.O. Box 516
                         Brunswick, Maine 04011

      Secured Party:     Vetrotex CertainTeed Corporation
                         750 E. Swedesford Road
                         P.O. Box 860
                         Valley Forge, PA 19482


Section VIII. Rules of Construction.

         A. The Secured Party's acceptance of late or partial payment or the failure of the Secured Party to exercise any rights or remedy available to it is not a waiver of any obligation



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of the Debtor or right of the Secured Party.

         B. This Agreement shall be binding upon the successors and assigns of the Debtor. The Debtor's obligations hereunder may not be assigned except upon the written consent of the Secured Party.

         C. The parties to this Agreement shall be discharged only by a release or discharge of the security interest upon the full payment of the obligations secured by this Agreement.

         D. If any provisions of this Agreement are declared invalid or ineffective, all other provisions shall continue in full force and effect, and the Debtor shall continue to be liable under this Agreement.

         E. This Agreement shall be governed and construed for all purposes in accordance with the laws in effect in the State of Maine.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed under seal as of the day and year first above written.

WITNESS:                           DEBTOR

                              BRUNSWICK TECHNOLOGIES, INC.


                               By
- ----------------------------     ---------------------------
                                    Its    President
                                       ---------------------

                                    SECURED PARTY

                                 VETROTEX CERTAINTEED CORPORATION

                               By
- ----------------------------     ---------------------------
                                    Its    Vice President
                                       ---------------------



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                                   EXHIBIT A
                                   ---------




            One BTI Stitchbondinq Machine, 102" wide, consisting of:
            --- --- ---------------------- ---- ----- ---------- ---

* One Malimo model 14016/C stitchbonding machine 2400mm working width modified to a model #2 BTI stitching unit
*   One BTI fiber orientatioin unit which includes:
         - 2 mat production modules
         - One each 0 degree  and 90 degree  carriage  modules
*   One continuous take up system